Fees Summary	Jun. 09, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,103.10
Total Transaction Valuation	87,640,099.38
Total Offset Amount	0.00
Net Fee	$ 12,103.10